LIMITED POWER OF ATTORNEY SECURITIES LAW COMPLIANCE

The undersigned as an officer and director of FEI Company the Company hereby constitutes and appoints Vahe A. Sarkissian Stephen F. Loughlin and Bradley J. Thies and each of them the undersigneds true and lawful attorney in fact and agent with full power of substitution or revocation to complete and execute such Forms 144 Forms 3 4 and 5 and other forms as such attorney shall in his or her discretion determine to be required or advisable pursuant to Rule 144 promulgated under the Securities Act of 1933 as amended Section 16 of the Securities Exchange Act of 1934 as amended and the rules and regulations promulgated thereunder or any successor laws and regulations as a consequence of the undersigneds ownership acquisition or disposition of securities of the Company and to do all acts necessary in order to file such forms with the Securities and Exchange Commission any securities exchange or national association the Company and such other person or agency as the attorney shall deem appropriate. The undersigned hereby ratifies and confirms all that said attorneys in fact and agents or such attorneys in fact substitute or substitutes shall do or cause to be done by virtue hereof. The undersigned hereby acknowledges that the foregoing attorneys in fact in serving in such capacity at the request of the undersigned are not assuming nor is the Company assuming any of the undersigneds responsibilities to comply with Section 16 of the Securities Exchange Act of 1934.

This Limited Power of Attorney shall remain in full force and effect until the undersigned is no longer required to file Forms 3 4 and 5 with respect to the undersigneds holdings of and transactions in securities issued by the Company unless earlier revoked by the undersigned in a writing delivered to the foregoing attorneys in fact.

This Limited Power of Attorney is executed at Palo Alto California as of the date set forth below.


James T. Richardson
Signature

James T. Richardson
Type or Print Name

Dated Seventeenth of July 2003


Witness

Bradley J. Thies
Signature

Bradley J. Thies
Type or Print Name

Dated Seventeenth of July 2003